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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JULY 22, 2004
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                       HUTCHINSON TECHNOLOGY INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             MINNESOTA                                 0-14709                              41-0901840
-------------------------------------     ----------------------------------     ----------------------------------
      (State of Incorporation)                (Commission File Number)                    (I.R.S. Employer
                                                                                        Identification No.)

       40 WEST HIGHLAND PARK DRIVE N.E.
             HUTCHINSON, MINNESOTA                                                            55350
----------------------------------------------                                   ----------------------------------
   (Address of Principal Executive Offices)                                                 (Zip Code)


                                 (320) 587-3797
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Item 7. Financial Statements and Exhibits.

         (c)      Exhibit

                  99       Press Release dated July 22, 2004.

Item 12. Results of Operations and Financial Condition.

         On July 22, 2004, Hutchinson Technology Incorporated (the "Company") issued a press release, which is furnished as Exhibit 99 hereto. This release clarifies a statement in the Company's fiscal third quarter results announcement, issued today, regarding guidance for its fiscal 2004 fourth quarter.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HUTCHINSON TECHNOLOGY INCORPORATED


Date: July 22, 2004                   /s/ JOHN A. INGLEMAN
                                      ------------------------------------------
                                      John A. Ingleman
                                      Vice President and Chief Financial Officer






                                       3
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                                  EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------

99              Press Release dated July 22, 2004............................................  Filed Electronically
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